AMENDMENT TO SECOND RESTATED AGREEMENT FOR WHOLESALE FINANCING


        This Amendment to Second Restated Agreement for Wholesale Financing ("Amendment") is made by and between MICROAGE COMPUTER CENTERS, INC. ("MCCI"), MICROAGE LOGISTICS SERVICES, INC. ("MLS"), and DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS") as of the 28th day of January, 1998.

        WHEREAS, DFS, MCCI and MLS entered into that certain Second Restated Agreement for Wholesale Financing dated as of August 3, 1995, as amended (the "AWF");

        WHEREAS, DFS, MCCI and MLS desire to amend the AWF as provided herein.

        NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS, MCCI and MLS agree as follows (except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the AWF, and all references to MCCI shall be deemed references to MCCI and MLS, jointly and severally):

        1. Section 10(b) of the AWF is hereby deleted in its entirety.

        2. Except as expressly modified or amended herein, all other terms and provisions of the AWF, including without limitations all letter agreements regarding interest charges, fees and other amounts payable to DFS in connection with the AWF, to the extent consistent with the foregoing, will remain unmodified and in full force and effect and the AWF, as hereby amended, is ratified and confirmed by DFS, MCCI and MLS.

        IN WITNESS WHEREOF, DFS, MCCI and MLS have executed this Amendment as of the date and year first above written.


MICROAGE COMPUTER CENTERS, INC.         DEUTSCHE FINANCIAL SERVICES CORPORATION

By:  /s/ James R. Daniel                By:  /s/ Stephen H. Patyk
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Title:  Treasurer                       Title:  Area General Manager
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MICROAGE LOGISTICS SERVICES, INC.

By:  /s/ James R. Daniel
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Title:  Treasurer
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